UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive, Goleta, CA		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 6, 2019, Inogen, Inc., a Delaware corporation (“Inogen”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Inogen, New Aera, Inc., a Delaware corporation (“New Aera”), Move Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Inogen (“Merger Sub”), and Gregory J. Kapust, as stockholder representative. Under the Merger Agreement, on the terms and subject to the satisfaction of the conditions set forth therein, on the effective date of the Merger (as defined below) (the “Effective Date”), Merger Sub will be merged with and into New Aera with New Aera continuing as the surviving corporation and a wholly-owned subsidiary of Inogen and the separate corporate existence of Merger Sub will cease (the “Merger”). In connection with the Merger Agreement, Inogen will also separately acquire certain intellectual property assets from Silverbow Development, LLC, an affiliate of New Aera (“Silverbow”), on the Effective Date.

Under the terms of the Merger Agreement, upon consummation of the Merger, all outstanding shares of capital stock of New Aera will be cancelled and converted into the right to receive merger consideration with a value equal to up to approximately $101.8 million in cash in the aggregate (inclusive of payments to Silverbow), subject to certain adjustments specified in the Merger Agreement. Subject to certain adjustments specified in the Merger Agreement, approximately $70.4 million of the merger consideration will be paid at the closing of the Merger and up to an additional $31.4 million in earnout payments (the “Earnout Consideration”) may become payable subject to the terms and conditions of the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants of New Aera. The Merger Agreement also provides that the stockholders of New Aera will indemnify Inogen and its affiliated parties for certain matters as specified in the Merger Agreement. A portion of the Merger Consideration will be placed into an escrow account on the Effective Date to secure the indemnification obligations of New Aera’s stockholders. In certain circumstances, the Earnout Consideration may also be offset to satisfy indemnification obligations of the New Aera stockholders.  The Merger is subject to customary closing conditions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been filed as Exhibit 2.1 herewith to provide investors with information regarding its terms. It is not intended to provide any other factual information about Inogen or New Aera. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by New Aera to Inogen in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Inogen and New Aera rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the merger agreement as characterizations of the actual state of facts about Inogen or New Aera. The Merger Agreement is filed herewith as Exhibit 2.1 to this report and is incorporated by reference herein.

Item 2.02.	Results of Operations and Financial Condition.

On August 7, 2019, Inogen, Inc. issued a press release reporting its financial results for the second quarter ended June 30, 2019 and announcing the Merger. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report under Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain of the exhibits incorporated by reference herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding anticipated growth opportunities; expectations for all revenue channels for the second half and full year 2019; personnel expectations and the anticipated impact thereof; financial guidance for 2019, including revenue, net income, operating income, Adjusted EBITDA, and effective tax rates; the expected timing of the acquisition of New Aera; Inogen’s expectations of the benefits and the market opportunities of TAV; the potential of TAV to disrupt the non-invasive ventilator market and expand to treat COPD patients; Inogen’s expectation to sell the TAV in its direct-to-consumer and business-to-business sales channels in the short and intermediate term; Inogen’s expectation to integrate TAV technology into its oxygen concentrators; and the estimated impact to Inogen’s 2019 revenue, operating expenses, and costs associated, in each case, with the acquisition. Any statements contained in this communication that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from the possibility that Inogen will not realize anticipated revenue; the impact of reduced reimbursement rates; the possible loss of key employees, customers, or suppliers; risks relating to Inogen’s limited  experience in acquiring and integrating new businesses; risks relating to the integration of New Aera’s business and operations within those of Inogen; the possibility that Inogen will not realize anticipated revenue or that expenses and costs will exceed Inogen’s expectations; the possible loss of key employees, customers, or suppliers in connection with the announcement of the acquisition; the challenges of achieving synergies in connection with the acquisition; intellectual property risks if Inogen is unable to secure and maintain patent or other intellectual property protection for the intellectual property used in its products; and intellectual property risks relating to the acquisition, including the risk of intellectual property litigation by current or potential competitors of New Aera or Inogen (one of whom has previously indicated that it was considering pursuing intellectual property litigation with respect to certain New Aera technology which is being acquired in the acquisition). In addition, Inogen's business is subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of its products; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; seasonal variations; unanticipated increases in costs or expenses; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Quarterly Report on Form 10-Q for the period ended March 31, 2019, and in its other filings with the Securities and Exchange Commission. Additional information will also be set forth in Inogen’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, to be filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof.  Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger dated August 6, 2019, by and among Inogen, Inc., Move Merger Sub, Inc., New Aera, Inc. and Gregory J. Kapust, as the entitled holders’ agent.

99.1	Press Release dated August 7, 2019.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated August 6, 2019, by and among Inogen, Inc., Move Merger Sub, Inc., New Aera, Inc. and Gregory J. Kapust, as the entitled holders’ agent.

99.1	Press Release dated August 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

Date: August 7, 2019	By:	/s/ Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer